Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS FIRST QUARTER
2015 RESULTS

Record Quarterly Revenue of $83.8 million

NEW YORK, NY, April 15, 2015—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common stockholders of $20.8 million, or $0.45 per diluted share and $0.46 per basic share, for the quarter ended March 31, 2015, compared with $19.4 million, or $0.43 per diluted share and $0.44 per basic share, for the quarter ended March 31, 2014. Total revenue for the first quarter of 2015 was $83.8 million, an increase of 15.1% from $72.8 million for the first quarter of 2014.
Financial Highlights (Unaudited)
For the Periods

(in thousands, except per share data)	Three Months Ended			% Change From
	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Revenue	$83,815	$81,842	$72,835	2.4%	15.1%
Expenses	$49,266	$49,492	$45,239	(0.5%)	8.9%
Operating income	$34,549	$32,350	$27,596	6.8%	25.2%
Operating margin	41.2%	39.5%	37.9%	169 bps	333 bps
Total non-operating (loss) income	$(1,552)	$(4,541)	$3,181	*	*
Net income attributable to common stockholders	$20,816	$15,698	$19,445	32.6%	7.1%
Diluted earnings per share attributable to common stockholders	$0.45	$0.34	$0.43	32.3%	5.9%
________________________
*    Not meaningful
Revenue
Revenue for the first quarter of 2015 was $83.8 million, an increase of $2.0 million from $81.8 million for the fourth quarter of 2014. Higher average assets under management in institutional accounts and open-end mutual funds, partially offset by two fewer days in the quarter, resulted in the following revenue increases:

•	$1.2 million from open-end mutual funds; and

•	$636,000 from institutional accounts.
Expenses
Expenses for the first quarter of 2015 were $49.3 million, a decrease of $226,000 from $49.5 million for the fourth quarter of 2014. The change was primarily due to:

•	Lower general and administrative expenses of $403,000, primarily due to lower sponsored conference expenses; and

•	Higher distribution and service fees of $389,000, primarily due to higher average assets under management in open-end mutual funds, partially offset by two fewer days in the quarter.
Operating Margin
The company's operating margin increased to 41.2% for the first quarter of 2015 compared with 39.5% for the three months ended December 31, 2014.
Non-operating Income
Non-operating loss for the first quarter of 2015 decreased $3.0 million to $1.6 million from a loss of $4.5 million for the fourth quarter of 2014, primarily due to lower realized and unrealized losses on the company's seed investments. The non-operating loss included net losses attributable to redeemable noncontrolling interest of $45,000 and $525,000 for the quarters ended March 31, 2015 and December 31, 2014, respectively.
Assets Under Management Highlights (Unaudited)
March 31, 2015 Compared with December 31, 2014

(in millions)	Assets Under Management
	As of
By Investment Vehicle	March 31, 2015	December 31, 2014	% Change
Institutional accounts	$26,704	$26,201	1.9%
Open-end mutual funds	18,062	17,131	5.4%
Closed-end funds	9,900	9,805	1.0%
Total	$54,666	$53,137	2.9%

By Investment Strategy
U.S. real estate	$29,289	$28,357	3.3%
Global/international real estate	10,189	10,184	0.0%
Preferred securities	6,732	6,342	6.1%
Global listed infrastructure	5,701	5,697	0.1%
Large cap value	1,374	1,288	6.7%
Other	1,381	1,269	8.8%
Total	$54,666	$53,137	2.9%

Assets under management were $54.7 billion at March 31, 2015, an increase of $1.5 billion from $53.1 billion at December 31, 2014. The increase from December 31, 2014 was attributable to market appreciation of $2.0 billion, partially offset by net outflows of $451 million.
Institutional Accounts
Assets under management in institutional accounts were $26.7 billion as of March 31, 2015, an increase of 1.9% from $26.2 billion at December 31, 2014. The change from December 31, 2014 was due to the following:

•	Market appreciation of $1.1 billion, including $745 million from U.S. real estate and $365 million from global/international real estate;

•
Net outflows of $429 million from subadvisory relationships, including $241 million from U.S. real estate, $135 million from global/international real estate, $110 million from preferred securities and $94 million from global listed infrastructure, partially offset by net inflows of $83 million into large cap value and $68 million into commodities (included in "Other" in the above table); and

•
Net outflows of $189 million from advisory relationships, including $152 million from U.S. real estate and $134 million from preferred securities, partially offset by net inflows of $115 million into global listed infrastructure.

Open-end Mutual Funds
Assets under management for open-end mutual funds were $18.1 billion as of March 31, 2015, an increase of 5.4% from $17.1 billion at December 31, 2014. The change from December 31, 2014 was due to the following:

•	Market appreciation of $764 million, including $546 million from U.S. real estate, $120 million from global/international real estate and $96 million from preferred securities; and

•
Net inflows of $167 million, including net inflows of $459 million into preferred securities, partially offset by net outflows of $257 million from global/international real estate and $59 million from U.S. real estate.

Closed-end Funds
Assets under management for closed-end funds were $9.9 billion as of March 31, 2015, an increase of 1.0% from $9.8 billion at December 31, 2014. The increase from December 31, 2014 was due to market appreciation of $95 million.
Balance Sheet Information
As of March 31, 2015, cash, cash equivalents and investments were $158 million. As of March 31, 2015, stockholders' equity was $228 million and the company had no debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, April 16, 2015 at 11:00 a.m. (ET) to discuss the company's first quarter results. Investors and analysts can access the live conference call by dialing 800-272-5460 (U.S.) or

+1-303-223-2683 (international); passcode: 21766723. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on April 16, 2015 and can be accessed at 800-633-8284 (U.S.) or +1-402-977-9140 (international); passcode: 21766723. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Company - Investor Relations." The webcast will be archived on the website for one month.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment manager with a long history of innovation and a focus on real assets, including real estate, infrastructure and commodities, along with preferred securities and other income solutions. Headquartered in New York City, with offices in London, Hong Kong, Tokyo and Seattle,
Cohen & Steers serves institutional and individual investors around the world.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2014 ("Form 10-K"), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods
(in thousands, except per share data)

	Three Months Ended			% Change From
	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Revenue
Investment advisory and administration fees	$77,752	$76,063	$67,564
Distribution and service fees	3,906	3,715	3,470
Portfolio consulting and other	2,157	2,064	1,801
Total revenue	83,815	81,842	72,835	2.4%	15.1%
Expenses
Employee compensation and benefits	25,983	26,142	24,035
Distribution and service fees	9,251	8,862	8,304
General and administrative	12,463	12,866	11,093
Depreciation and amortization	1,052	1,169	1,262
Amortization of deferred commissions	517	453	545
Total expenses	49,266	49,492	45,239	(0.5%)	8.9%
Operating income	34,549	32,350	27,596	6.8%	25.2%
Non-operating income
Interest and dividend income—net	299	617	239
(Loss) gain from trading investments—net	(451)	(2,622)	983
Gain from available-for-sale investments—net	100	153	1,076
Equity in (losses) earnings of affiliates	(1,081)	(2,748)	935
Other (losses) income	(419)	59	(52)
Total non-operating (loss) income	(1,552)	(4,541)	3,181	*	*
Income before provision for income taxes	32,997	27,809	30,777	18.7%	7.2%
Provision for income taxes	12,226	12,636	11,177
Net income	20,771	15,173	19,600	36.9%	6.0%
Less: Net loss (income) attributable to redeemable noncontrolling interest	45	525	(155)
Net income attributable to common stockholders	$20,816	$15,698	$19,445	32.6%	7.1%

Earnings per share attributable to common stockholders
Basic	$0.46	$0.35	$0.44	31.5%	5.6%
Diluted	$0.45	$0.34	$0.43	32.3%	5.9%

Dividends declared per share
Quarterly	$0.25	$0.22	$0.22	13.6%	13.6%
Special	$—	$1.00	$—	*	*

Weighted average shares outstanding
Basic	45,241	44,852	44,633
Diluted	45,980	45,866	45,483

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Institutional Accounts
Assets under management, beginning of period	$26,201	$23,941	$22,926
Inflows	617	1,077	432
Outflows	(1,235)	(1,345)	(652)
Net outflows	(618)	(268)	(220)
Market appreciation	1,121	2,528	1,773
Total increase	503	2,260	1,553
Assets under management, end of period	$26,704	$26,201	$24,479	1.9%	9.1%
Percentage of total assets under management	48.8%	49.3%	49.9%
Average assets under management for period	$27,080	$25,589	$23,858	5.8%	13.5%

Open-end Mutual Funds
Assets under management, beginning of period	$17,131	$16,116	$14,016
Inflows	1,642	1,368	1,523
Outflows	(1,475)	(1,894)	(1,419)
Net inflows (outflows)	167	(526)	104
Market appreciation	764	1,541	1,028
Total increase	931	1,015	1,132
Assets under management, end of period	$18,062	$17,131	$15,148	5.4%	19.2%
Percentage of total assets under management	33.0%	32.2%	30.9%
Average assets under management for period	$17,963	$16,986	$14,607	5.8%	23.0%

Closed-end Funds
Assets under management, beginning of period	$9,805	$9,638	$8,965
Inflows	—	—	—
Outflows	—	—	—
Net inflows	—	—	—
Market appreciation	95	167	439
Total increase	95	167	439
Assets under management, end of period	$9,900	$9,805	$9,404	1.0%	5.3%
Percentage of total assets under management	18.1%	18.5%	19.2%
Average assets under management for period	$9,978	$9,830	$9,241	1.5%	8.0%

Total
Assets under management, beginning of period	$53,137	$49,695	$45,907
Inflows	2,259	2,445	1,955
Outflows	(2,710)	(3,239)	(2,071)
Net outflows	(451)	(794)	(116)
Market appreciation	1,980	4,236	3,240
Total increase	1,529	3,442	3,124
Assets under management, end of period	$54,666	$53,137	$49,031	2.9%	11.5%
Average assets under management for period	$55,021	$52,405	$47,706	5.0%	15.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Account Type
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Subadvisory
Assets under management, beginning of period	$18,857	$17,092	$16,693
Inflows	419	969	311
Outflows	(848)	(1,138)	(487)
Net outflows	(429)	(169)	(176)
Market appreciation	814	1,934	1,407
Total increase	385	1,765	1,231
Assets under management, end of period	$19,242	$18,857	$17,924	2.0%	7.4%
Percentage of institutional assets under management	72.1%	72.0%	73.2%
Average assets under management for period	$19,526	$18,371	$17,480	6.3%	11.7%

Advisory
Assets under management, beginning of period	$7,344	$6,849	$6,233
Inflows	198	108	121
Outflows	(387)	(207)	(165)
Net outflows	(189)	(99)	(44)
Market appreciation	307	594	366
Total increase	118	495	322
Assets under management, end of period	$7,462	$7,344	$6,555	1.6%	13.8%
Percentage of institutional assets under management	27.9%	28.0%	26.8%
Average assets under management for period	$7,554	$7,218	$6,378	4.7%	18.4%

Total Institutional Accounts
Assets under management, beginning of period	$26,201	$23,941	$22,926
Inflows	617	1,077	432
Outflows	(1,235)	(1,345)	(652)
Net outflows	(618)	(268)	(220)
Market appreciation	1,121	2,528	1,773
Total increase	503	2,260	1,553
Assets under management, end of period	$26,704	$26,201	$24,479	1.9%	9.1%
Average assets under management for period	$27,080	$25,589	$23,858	5.8%	13.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
U.S. Real Estate
Assets under management, beginning of period	$28,357	$26,226	$23,116
Inflows	813	695	756
Outflows	(1,265)	(2,183)	(829)
Net outflows	(452)	(1,488)	(73)
Market appreciation	1,384	3,619	2,208
Total increase	932	2,131	2,135
Assets under management, end of period	$29,289	$28,357	$25,251	3.3%	16.0%
Percentage of total assets under management	53.6%	53.4%	51.5%
Average assets under management for period	$29,627	$27,998	$24,362	5.8%	21.6%

Global/International Real Estate
Assets under management, beginning of period	$10,184	$9,677	$9,498
Inflows	264	408	485
Outflows	(744)	(583)	(664)
Net outflows	(480)	(175)	(179)
Market appreciation	485	682	402
Total increase	5	507	223
Assets under management, end of period	$10,189	$10,184	$9,721	0.0%	4.8%
Percentage of total assets under management	18.6%	19.2%	19.8%
Average assets under management for period	$10,429	$10,021	$9,595	4.1%	8.7%

Preferred Securities
Assets under management, beginning of period	$6,342	$5,766	$4,722
Inflows	684	783	358
Outflows	(469)	(271)	(180)
Net inflows	215	512	178
Market appreciation	175	64	226
Total increase	390	576	404
Assets under management, end of period	$6,732	$6,342	$5,126	6.1%	31.3%
Percentage of total assets under management	12.3%	11.9%	10.5%
Average assets under management for period	$6,597	$6,150	$4,946	7.3%	33.4%

Global Listed Infrastructure
Assets under management, beginning of period	$5,697	$5,611	$4,714
Inflows	208	251	302
Outflows	(157)	(84)	(224)
Net inflows	51	167	78
Market (depreciation) appreciation	(47)	(81)	280
Total increase	4	86	358
Assets under management, end of period	$5,701	$5,697	$5,072	0.1%	12.4%
Percentage of total assets under management	10.4%	10.7%	10.3%
Average assets under management for period	$5,685	$5,701	$5,011	(0.3%)	13.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods
(in millions)
	Three Months Ended			% Change From
	March 31, 2015	December 31, 2014	March 31, 2014	December 31, 2014	March 31, 2014
Large Cap Value
Assets under management, beginning of period	$1,288	$1,260	$2,907
Inflows	99	45	9
Outflows	(28)	(57)	(155)
Net inflows (outflows)	71	(12)	(146)
Market appreciation	15	40	96
Total increase (decrease)	86	28	(50)
Assets under management, end of period	$1,374	$1,288	$2,857	6.7%	(51.9%)
Percentage of total assets under management	2.5%	2.4%	5.8%
Average assets under management for period	$1,358	$1,251	$2,822	8.6%	(51.9%)

Other
Assets under management, beginning of period	$1,269	$1,155	$950
Inflows	191	263	45
Outflows	(47)	(61)	(19)
Net inflows	144	202	26
Market (depreciation) appreciation	(32)	(88)	28
Total increase	112	114	54
Assets under management, end of period	$1,381	$1,269	$1,004	8.8%	37.5%
Percentage of total assets under management	2.5%	2.4%	2.0%
Average assets under management for period	$1,325	$1,284	$970	3.2%	36.6%

Total
Assets under management, beginning of period	$53,137	$49,695	$45,907
Inflows	2,259	2,445	1,955
Outflows	(2,710)	(3,239)	(2,071)
Net outflows	(451)	(794)	(116)
Market appreciation	1,980	4,236	3,240
Total increase	1,529	3,442	3,124
Assets under management, end of period	$54,666	$53,137	$49,031	2.9%	11.5%
Average assets under management for period	$55,021	$52,405	$47,706	5.0%	15.3%